UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 15, 2012

PSB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-26480	39-1804877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1905 W. STEWART AVENUE WAUSAU, WI 54401 (Address of principal executive offices)	54401 (Zip code)

(715) 842-2191

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On March 16, 2012, PSB Holdings, Inc. (the “Company”) issued a press release announcing that on March 15, 2012, the Company entered into an Agreement and Plan of Merger with Marathon State Bank.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description

99.1	Press Release dated March 16, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB HOLDINGS, INC.

Date: March 15, 2012	By:	/s/ Scott M. Cattanach
Scott M. Cattanach
Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 16, 2012

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